UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 16, 2006

THE ENLIGHTENED GOURMET, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	0-51597 (Commission File Number)	22-3279105 (IRS Employer Identification No.)

22 Centerbrook, Hamden, CT  06518
(Address of principal executive offices)

203-230-9930
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 3.02

Unregistered Sale of Equity Securities.

On November 16, The Enlightened Gourmet, Inc. (the “Company”) sold to a group of outside investors (“Note Purchasers”) $500,000 aggregate principal amount of its 12% Convertible Notes (“Notes”).  The aggregate purchase price of the Notes was $500,000.  The Notes were sold in a private transaction arranged through Charles Morgan Securities, Inc. (“CMS”) pursuant to a Placement Agreement (the “Placement Agreement”) between the Company and CMS, which provides for the a private placement  by CMS of up to $1,500,000 aggregate principal amount of Notes. The Notes issued  and  the Notes to be issued pursuant to the Placement Agreement are convertible into shares of the Company’s Common Stock at the rate of $.05 per share and are secured by a lien upon the Company’s accounts receivable and general intangibles and a pledge of 30,000,000 shares of the Company’s Common Stock.

All of the Note Purchasers were accredited investors and the sale of the Notes was exempt from registration under the Securities Act of 1933 pursuant to Section 4(6) thereof and Rule 506 thereunder.  In connection with such transaction, CMS received (i) a placement fee equal to 10% of the aggregate proceeds ($50,000); (ii) a non-accountable expense allowance equal to 3% of the aggregate proceeds ($15,000), and (iii) a common Stock Purchase Warrant (the “Warrant”) for shares equal to 10% of  the shares issuable upon conversion of the Notes (1,000,000 shares).  The Warrant is exercisable at $.06 per share.  In connection with such transaction, the Company and CMS entered into an Investment Advisory Agreement pursuant to which CMS has agreed to provide certain advisory services in exchange for (i) the payment of a $30,000 engagement fee, (ii) an agreement to pay $240,000 over 24 months, and (iii) the issuance to CMS of 13,250,000 shares of the Company’s Common Stock.

Also in connection with such transaction, the Company and CMS entered into an Investment Banking Agreement providing for the transaction and contemplating a future placement of the Company’s securities by CMS.

Item 9.01

Financial Statement and Exhibits

The following exhibits are field herewith:

10.4

Investment Advisory Agreement, dated as of October 25, 2006, between the Company and CMS

10.5

Investment Banking Agreement, dated as of October 25, 2006, between the Company and CMS

10.6

Placement Agreement , dated as of October 25, 2006, between the Company and CMS

10.7

Form of 12% Convertible Note issued to each of the Note Purchasers

10.8

Form of Securities Purchase Agreement with each of the Note Purchasers

10.9

Form of Security Agreement with the Note Purchasers

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ENLIGHTENED GOURMET, INC.

Date: November 20, 2006

 /s/  Alexander L. Bozzi, III

Alexander L. Bozzi, President

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